FLORIDA ROCK INDUSTRIES, INC.
    	   155 East 21st Street, Jacksonville, Florida 32206

	   -------------------------------------------------


	                       NOTICE OF
                    ANNUAL MEETING OF SHAREHOLDERS
   		    ------------------------------

To The Shareholders:

     The Annual Meeting of Shareholders of Florida Rock Industries, Inc. will be held at 9 o'clock in the morning, local time, on Wednesday, February 5, 2003 at the principal offices of the Company, 155 East 21st Street, Jacksonville, Florida 32206, for the following purposes, as more fully described in the attached proxy statement:

  1. To act upon a proposal to amend the Company's 2000 Stock
     Plan by increasing the authorized shares that may be issued thereunder by 700,000 from 1,125,000 to 1,825,000.

  2. To elect four directors to serve for a term of three years;
     and

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Shareholders of record at the close of business on December
9, 2002 are entitled to vote at said Annual Meeting or any adjournment or adjournments thereof.

				BY ORDER OF THE BOARD OF DIRECTORS
				----------------------------------


December 23, 2002				 Dennis D. Frick
         					     Secretary


   TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE
	THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE
	ACCOMPANYING ENVELOPE.  IF YOU ATTEND THE MEETING,
	YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

	           FLORIDA ROCK INDUSTRIES, INC.
	155 East 21st Street, Jacksonville, Florida 32206
	-------------------------------------------------

	                 PROXY STATEMENT
	       ANNUAL MEETING - February 5, 2003
	       ---------------------------------

     The attached proxy is solicited from you by the Board of Directors of Florida Rock Industries, Inc. ("we" or the "Company") for use at the annual meeting of the shareholders to be held on Wednesday, February 5, 2003 at 9 o'clock in the morning, local time, and any adjournments thereof, at the principal offices of the Company, 155 East 21st Street, Jacksonville, Florida 32206. You may revoke the proxy by written notice to the Secretary of the Company at any time before its exercise.

     Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with your directions or, if no directions are indicated, will be voted (1) in favor of the proposal to amend the Company's 2000 Stock Plan by increasing the authorized shares that may be issued thereunder by 700,000 from 1,125,000 to 1,825,000; (2) in favor of the election of the four nominees as directors proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

     This proxy statement and the accompanying proxy are being distributed on or about December 23, 2002.

	               VOTING PROCEDURES
		       -----------------

     The holders of record of common stock at the close of business on December 9, 2002 may vote at the meeting. On such date there were outstanding 28,594,363 shares of common stock of the Company. Under the Company's Restated Articles of Incorporation and Bylaws, each share of common stock is entitled to one vote. Under the Company's Bylaws, the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at the meeting.

     Under the Florida Business Corporation Act ("FBCA"), directors are elected by a plurality of the votes cast and other matters are approved if the affirmative votes cast by the holders of the shares represented at the meeting and entitled to vote on the subject matter exceed the votes opposing the action, unless a greater number of affirmative votes is required by the FBCA or the Company's Restated Articles of Incorporation. Abstentions and broker non-votes will have no effect on the vote for election of directors and most routine matters. A broker non-vote generally occurs when a broker who holds shares in street name for a customer does not have authority to vote on certain non-routine matters because its customer has not provided any voting instructions on the matter.

1. PROPOSAL TO AMEND THE COMPANY'S 2000 STOCK PLAN BY
   INCREASING THE AUTHORIZED SHARES THAT MAY BE ISSUED
   THEREUNDER BY 700,000 SHARES FROM 1,125,000 TO 1,825,000.
   --------------------------------------------------------

General
-------

     The Board of Directors of the Company has amended the Florida Rock Industries, Inc. 2000 Stock Plan (the "Plan"), subject to shareholder approval. The shareholders approved the original plan at the February 7, 2001 annual meeting of shareholders, which authorized the issuance of up to 1,125,000 shares (adjusted for the three for two stock split effective August 31, 2001). The Board of Directors recognizes the value of stock incentives in assisting the Company in attracting, retaining and motivating employees and in enhancing the long-term mutuality of interest between Florida Rock Industries, Inc. shareholders and its officers and directors. Since only 248,340 shares of common stock remain available for grant under the Company's Plan, the Board of Directors has approved an amendment to the Plan which authorizes the issuance of up to 1,825,000 shares of the Company's common stock, an increase of 700,000 shares. In addition, in keeping with recent corporate governance proposals, the Board of Directors has vested sole authority to administer the Plan in the Compensation Committee (the "Committee").

     The Committee may grant stock options, stock appreciation rights, restricted stock and certain stock bonuses to directors, officers and other employees of the Company and its subsidiaries. The number of grantees may vary from year to year. The number of employees who have participated in the Plan is estimated to be approximately 190. The Committee administers the Plan and its determinations are binding upon all participants in the Plan.

     The maximum number of shares of the Company's common stock that may be issued under the Plan, if amended, is 1,825,000. Any shares of common stock subject to an award which for any reason are canceled, terminated or otherwise settled without the issuance of any common stock are again available for awards under the Plan. If payment for an award or the satisfaction of related withholding tax liabilities is effected through the surrender of common stock or the withholding of common stock, the number of shares of common stock available for awards under the Plan shall be increased by the number of shares of common stock so surrendered or withheld. The maximum number of shares of common stock which may be issued under the Plan to any one employee shall not exceed 20% of the aggregate number of shares of common stock that may be issued under the Plan. The shares may be unissued shares or treasury stock. If there is a stock split, stock dividend, recapitalization, spin-off, exchange or other similar corporate transaction or event affecting the Company's common stock, appropriate adjustments may be made by the Committee in the number of shares issuable in the future and in the number of shares and price under all outstanding grants made before the event.

Grants Under the Plan
---------------------

     Stock Options for Employees: The Committee may grant any participants nonqualified options and employees options qualifying as incentive stock options. The option price of either a nonqualified stock option or an incentive stock option will be not less than the fair market value of the common stock on the date of the grant. Options qualifying as incentive stock options must meet certain requirements of the Internal Revenue Code. To exercise an option, an employee may pay the option price in cash, or if permitted by the Committee, by withholding shares otherwise issuable on exercise of the option or by delivering other shares of common stock, if such shares have been owned by the optionee for at least six months. The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine the time or times when each option is exercisable. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee. Unless the Committee shall determine otherwise, all outstanding options become immediately exercisable in the event of a change-in-control of the Company.

     Stock Appreciation Rights: The Committee may grant a stock appreciation right (a "SAR") in conjunction with the option granted under the Plan or separately from any option. Each SAR granted in tandem with an option may be exercised only to the extent that the corresponding option is exercised, and such SAR terminates upon termination or exercise of the corresponding option. Upon the exercise of a SAR granted in tandem with an option, the corresponding option will terminate. SAR's granted separately from options may be granted on such terms and conditions as the Committee establishes. If an employee exercises a SAR, the employee will generally receive a payment equal to the excess of the fair market value at the time of exercise of the shares with respect to which the SAR is being exercised over the price of such shares as fixed by the Committee at the time the SAR is granted. Payment may be made in cash, in shares of the Company's common stock, or by combination of cash and shares as the Committee determines.

     Restricted Stock: The Committee may grant awards of restricted stock to employees under the Plan. The restrictions on such shares shall be established by the Committee, which may include restrictions relating to continued employment and Florida Rock Industries, Inc.'s financial performance. The Committee may issue such restricted stock awards without any cash payment by the employee, or with such cash payment as the Committee may determine. All restrictions may lapse in the event of a change-in-control of the Company. The Committee has the right to accelerate the vesting of restricted shares and to waive any restrictions.

     Stock Bonuses: The Committee may grant a bonus in shares of the Company's common stock to employees under the Plan. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to such employee.

     Non-Employee Director Participation: In the discretion of the Committee, non-employee directors may participate in the Plan, except no incentive stock options may be granted to non-employee directors.

     Tax Withholding: The Committee may permit a participant in the Plan to satisfy applicable federal, state and local income tax withholding requirements through the delivery to the Company of previously-acquired shares of common stock or by having shares otherwise issuable under the Plan withheld by the Company.

     Other Information: Except as permitted by the Committee, awards under the Plan are not transferable except by will or under the laws of descent and distribution. The Board may terminate the Plan at any time but such termination shall not affect any stock options, SAR's, restricted stock or stock bonuses then outstanding under the Plan. Unless terminated by action of the Board, the Plan will continue in effect until September 30, 2010, but awards granted prior to such date will continue in effect until they expire in accordance with their original terms. The Board may also amend the Plan as it deems advisable. Amendments which (1) materially modify the requirements for participation in the Plan, (2) increase the number of shares of the Company's common stock subject to issuance under the Plan, (3) change the minimum exercise price for stock options as provided in the Plan, or (4) otherwise materially revise (as defined under the listing standards of the New York Stock Exchange) the Plan, must be submitted to the shareholders for approval.

Federal Income Tax Consequences
-------------------------------

     With respect to incentive stock options, if the holder of an option does not dispose of the shares acquired under exercise of the option within one year from the transfer of such shares to such employee, or within two years from the date the option to acquire such shares is granted, then for federal income tax purposes (1) the optionee will not recognize any income at the time of exercise of the option; (2) the excess of the fair market value of the shares as of the date of exercise over the option price will constitute an "item of adjustment" for purposes of the alternative minimum tax; and (3) the difference between the option price and the amount realized upon the sale of the shares by the optionee will be treated as a long-term capital gain or loss. The Company will not be allowed a deduction for federal income tax purposes in connection with the granting of an incentive stock option or the issuance of shares thereunder.

     With respect to the grant of options which are not incentive stock options, the person receiving an option will recognize no income on receipt thereof. Upon the exercise of the option, the optionee will recognize ordinary income in the amount of the difference between the option price and the fair market value of the shares on the date the option is exercised. The Company generally will receive an equivalent deduction at that time.

     With respect to restricted stock awards and bonuses of common stock, an amount equal to the fair market value of the Company's shares distributed to the employee (in excess of any purchase price paid by the employee) will be includable in the employee's gross income at the time of receipt unless the award is not transferable and is subject to a substantial risk of forfeiture as defined in Section 83 of the Internal Revenue Code (a "Forfeiture Restriction"). If an employee receives an award subject to a Forfeiture Restriction, the employee may elect to include in gross income the fair market value of the award in the year of receipt. In the absence of such an election, the employee will include in gross income the fair market value of the award subject to a Forfeiture Restriction on the earlier of the date such restrictions lapse or the date the award becomes transferable. The Company generally is entitled to a deduction at the time and in the amount that the income is included in the gross income of an employee.

     With respect to stock appreciation rights, the amount of any cash (or the fair market value of any common stock) received upon the exercise of a stock appreciation right will be subject to ordinary income tax in the year of receipt and the Company generally will be entitled to a deduction for such amount.

Option Grants
-------------

     For each of the named executive officers and director nominees and the various groups indicated, the following table presents the number of shares of common stock subject to options granted under the 2000 Stock Plan through December 4, 2002.
This table only provides grant information, and does not reflect the current status of those awards, including whether such awards have been exercised or have expired.


	Name and Position		Number of Option Shares
					Granted under 2000 Stock Plan
        -----------------               -----------------------------
	Edward L. Baker
	  Chairman of the Board			 43,125

	John D. Baker II
	   President and
           Chief Executive Officer		 43,125

	Thompson S. Baker II
           Vice President			 26,300

	J. Dix Druce Jr.
	   Director				  - 0 -

	John D. Milton Jr.
	   Executive Vice President,
	   Treasurer and Chief
	   Financial Officer			100,000

	Clarron E. Render Jr.
	   Vice President			 26,300

	C. J. Shepherdson
	   Vice President			 10,500

	Martin E. Stein Jr.
	   Director			          - 0 -

	All current executive officers,
	  as a group				308,975

	All current directors who are not
	  executive officers, as a group	  - 0 -

	All employees, including all current
	  officers who are not executive
	  officers as a group			896,688


Market  Price of Common Stock
-----------------------------

     The closing market price of the Company's common stock as of December 9, 2002 was $38.65 per share.


Equity Compensation Plan Information
------------------------------------

     The following table sets forth certain information regarding the Company's equity compensation plans as of December 9, 2002.

						Number of
						Securities
		Number of 			remaining
		Securities			available for
		to be				future issuance
		issued upon	Weighted	under equity
		exercise of	Average		compensation
		outstanding	exercise	plans
		options,	price of	(excluding
		warrants	outstanding	securities
		and		options,	reflected in
		rights		warrants	column (a))
Plan category			and rights
____________	 _________	__________	__________
		       (a)             (b)	       (c)
Equity compensation
  plans approved by
  security
  holders	 1,743,993	  $21.56	 248,340(1)

Equity compensation
  plans not approved
  by security
  holders  	    - 0 -  	   - 0 -	    - 0 -
		----------	---------	-----------

	Total	 1,743,993	  $21.56         248,340(1)


     (1) Includes securities available for future issuance under the Plan other than upon the exercise of outstanding options, warrants or rights. Excludes the proposed increase of 700,000 shares in the aggregate number of shares of common stock available for issuance under the Plan, which is subject to shareholder approval as described in this proxy statement.

See "Executive Compensation" for further information about our officers.

     The text of the Plan, as amended, is attached to this proxy statement as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
THE AMENDMENT TO THE FLORIDA ROCK INDUSTRIES, INC. 2000 STOCK
PLAN.
----------------------------------------------------------------

2.   ELECTION OF DIRECTORS
--------------------------
     Under our Articles of Incorporation, the Board of Directors
is divided into three classes.  One class of directors is elected at each annual meeting of shareholders for a three-year term of
office.   We have listed below four nominees in Class II to be
re-elected to hold office until the 2006 annual meeting. Your proxy will be voted for the election of the persons nominated unless you indicate otherwise. If any of the nominees named should become unavailable for election for any presently unforeseen reason, the persons named in the proxy shall have the right to vote for a substitute as may be designated by the Board of Directors to replace such nominee, or the Board may reduce the number of directors accordingly.

     The following table sets forth information with respect to each nominee for election as a director and each director whose term of office continues after this annual meeting of shareholders. Reference is made to the sections entitled "Common Stock Ownership of Certain Beneficial Owners" and "Common Stock Ownership by Directors and Officers" for information concerning stock ownership of the nominees and directors.


Class II - Nominees for Terms Expiring in 2006
----------------------------------------------

NAME AND PRINCIPAL                DIRECTOR        OTHER
    OCCUPATION             AGE     SINCE      DIRECTORSHIPS
------------------         ---    --------    -------------
Edward L. Baker		   67	   1970		Patriot
Chairman of the Board of 			 Transportation
  the Company              			 Holding, Inc.

J. Dix Druce Jr.	   55	   2001		Regency Centers
Chairman of National 				 Corporation
 P.E.T. Scan LLC

John D. Milton Jr.	   57	   2002
Executive Vice President,
 Treasurer and Chief
 Financial  Officer

Martin E. Stein Jr.	   50	   2002		Patriot
Chairman and Chief Executive			 Transportation
 Officer of Regency Centers			 Holding, Inc.
 Corporation (a commercial			Regency Centers
 real estate services 				 Corporation
 firm) 			   			Stein Mart, Inc.


   DIRECTORS CONTINUING IN OFFICE AFTER THE 2003 ANNUAL MEETING
   ------------------------------------------------------------

Class III - Terms Expiring in 2004
----------------------------------

Thompson S. Baker II        44	   1991		Patriot
Vice President of the Company			 Transportation
						 Holding, Inc.


				9

Luke E. Fichthorn III	    61     1972		Bairnco
Partner in Twain Associates 			 Corporation
(a private investment 				Patriot
banking firm); Chairman of 			 Transportation
the Board					 Holding, Inc.
 and Chief Executive Officer
 of Bairnco Corporation
 (manufacturing)

Tillie K. Fowler	    59	   2001		Winn Dixie
Partner with Holland & Knight 			 Stores, Inc.
LLP

C. J. Shepherdson	    86     1972
Vice President of the
 Company

Class I - Terms Expiring in 2005
--------------------------------

A. R. Carpenter		    60	   1993		Regency Centers
Retired Vice Chairman of CSX 			 Corporation
Corporation					Stein Mart, Inc.
						Birmingham Steel
						 Corp.

John D. Baker II            54     1979		Patriot
President and Chief 				 Transportation
Executive Officer of the 			 Holding, Inc.
Company						Hughes Supply,
						 Inc.
						Wachovia
						 Corporation

G. Kennedy Thompson	    52	   1998		Wachovia
President and Chief 				 Corporation
Executive Officer, Wachovia
Corporation


     All of the nominees and directors have been employed in their respective positions for the past five years, except A. R.
Carpenter, J. Dix Druce Jr., Tillie K. Fowler, John D. Milton
Jr. and G. Kennedy Thompson.

     Mr. Carpenter retired in February, 2001, as Vice Chairman of CSX Corporation, a position he had held since July 1999. From 1962 until February 2001, he held a variety of positions with CSX, including President and Chief Executive Officer of CSX Transportation (from 1992 to July 1999).

     Mr. Druce served as President and Chairman of the Board of Directors of Life Service Corp., Inc., a life insurance management company, from 1988 through June 2000, and President and director of American Merchants Life Insurance Company and its parent, AML Acquisition, from October 1992 through June 2000. He was President and director (Chairman from May 1989 to July 1991) of National Farmers Union Life Insurance Company from 1987 to 1991, and President and director of Loyalty Life Insurance Company and NFU Acquisition Company from 1987 to 1991.

     Ms. Fowler joined Holland & Knight's Washington, DC office in April 2001 after serving from 1993 until 2001 as a member of the United States House of Representatives.

     Mr. Milton first was employed by the Company in his current offices effective January 1, 2001. For more than five years prior to that date Mr. Milton practiced law in Jacksonville, Florida with the law firm of Martin, Ade, Birchfield & Mickler, P.A.

     Effective January 2000, Mr. Thompson was elected President and effective April 18, 2000, Chief Executive Officer of First Union Corporation, which became Wachovia Corporation on September 4, 2001. Mr. Thompson was Vice Chairman of First Union Corporation from October 1998 through December 1999. Previously, he served as Managing Director, First Union Capital Markets Group.

     Edward L. Baker and John D. Baker II are brothers. Thompson
S. Baker II is the son of Edward L. Baker.

     See "Compensation Committee Interlocks and Insider
Participation" and "Certain Relationships and Related
Transactions" for a discussion of the relationships between the Company and Patriot Transportation Holding, Inc.

      Other Information About the Board and Its Committees
      ----------------------------------------------------

     Meetings. During the fiscal year ended September 30, 2002, the Company's Board of Directors held five meetings. Directors who are not employees of the Company or its subsidiaries are paid annual fees of $15,000 plus $2,000 for each directors' meeting attended. For the fiscal year ended September 30, 2002, members of the Company's Audit and Compensation Committees received $300 and the Chairman of each committee received $500 for each committee meeting attended. Effective October 1, 2002, members of the Company's Audit Committee are paid additional annual fees of $5,000 except its chairman who is paid an additional annual fee of $10,000. Effective October 1, 2002, members of other committees (except directors who are employees) are paid additional annual fees of $1,000 except the chairmen who are paid additional annual fees of $2,000. Members of the Long Range Planning Committee receive $1,250 for each committee meeting attended. Except for the Long Range Planning Committee, effective October 1, 2002, no fees are paid for attendance at committee meetings. Most of the directors who are not Company employees currently participate in the Company's Directors Stock Purchase Plan under which a director may designate all, or any part, of his or her director's compensation for investment in the Company's stock purchased in the open market through a broker. The Company matches 25% of the director's designated portion and pays all broker commissions.

     Audit Committee. Messrs. Thompson, Carpenter and Druce comprise the Audit Committee. The principal function of the Audit Committee is to assist Board oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements.

     The Audit Committee, at its December 4, 2002, meeting adopted a new Audit Committee Charter, a copy of which is attached hereto as Appendix B. Under the new Audit Committee Charter, the Audit Committee is directly responsible, among other matters, for the compensation and oversight of the work of the independent auditor. In addition, under the new Audit Committee Charter, the Audit Committee has the sole authority to appoint or replace the independent auditor.

     The Board of Directors has determined that each of the members of the Audit Committee is independent as defined by the New York Stock Exchange's listing standards and Section 301 of the recently enacted Sarbanes-Oxley Act of 2002. The Board of Directors also has determined that each of the members of the Audit Committee is financially literate, and that Mr. Thompson, who is Chairman, has financial management expertise. In reaching such determination, the Board considered the financial, business and occupational experience, as well as the past services as a director of each Audit Committee member. During fiscal 2002, the Audit Committee held three (3) meetings.

     Compensation Committee. Messrs. Fichthorn and Stein and Ms. Fowler comprise the Compensation Committee. The Committee determines the compensation for the Chief Executive Officer and reviews and approves compensation for other corporate officers and certain other members of management. In addition, the Committee administers the Company's stock option plans, and the Management Incentive Compensation program. During fiscal 2002, the Compensation Committee held one (1) meeting.

     On December 4, 2002, the Compensation Committee adopted a new charter. Under the new charter, the primary function of the

Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Company's executive officers, and (2) prepare an annual report on executive compensation to be included in the Company's proxy statement.

     Nominating and Corporate Governance Committee. Messrs. Carpenter and Druce and Ms. Fowler comprise the Nominating and Corporate Governance Committee (the "Corporate Governance Committee"). The Corporate Governance Committee was established on October 2, 2002, and did not hold any meetings in fiscal 2002. The Corporate Governance Committee adopted its charter on December 4, 2002.

     Under its Charter, the principal functions of the Corporate Governance Committee are to (1) identify individuals who are qualified to serve on the Company's Board of Directors, (2) recommend for selection by the Board of Directors the director nominees for the next annual meeting of the shareholders or at any such time that there is a vacancy on the Board of Directors, and (3) develop and recommend to the Board of Directors corporate governance principles with respect to the Company. In carrying out its responsibilities, the Corporate Governance Committee will consider candidates recommended by other directors, employees and shareholders. Written suggestions for nominees should be sent to the Secretary of the Company.

     The Company's Articles of Incorporation provide that only persons who are nominated in accordance with the procedures set forth in the Articles of Incorporation shall be eligible for election by the shareholders or directors. Under the Articles of Incorporation, directors may be nominated, at a meeting of shareholders at which directors are being elected, by (1) the Board of Directors or any committee or person authorized or appointed by the Board of Directors, or (2) by any shareholder who is entitled to vote for the election of directors at the meeting and who complies with certain notice procedures. These notice procedures require that the nominating shareholder make the nomination by timely notice in writing to the Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company not less than forty
(40) days prior to the meeting except that, if less than fifty
(50) days' notice or prior public disclosure of the date of the meeting is given to shareholders, the notice must be received no later than ten (10) days after the notice of the date of the meeting was mailed or such public disclosure was made. The notice must contain certain prescribed information about the proponent and each nominee, including such information about each nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission had such nominee been nominated by the Board of Directors.

     Executive Committee. Edward L. Baker, John D. Baker II and John D. Milton Jr. comprise the Executive Committee. To the extent permitted by law, the Executive Committee exercises the powers of the Board between meetings of the Board of Directors. During the fiscal year ended September 30, 2002, the Executive Committee held no formal meetings, but acted on various resolutions by unanimous written consents.

     Long Range Planning Committee. Messrs. Edward L. Baker, John D. Baker II, Carpenter, Druce, Fichthorn, Stein, Thompson and Ms. Fowler comprise the Long Range Planning Committee. The Committee reviews the Company's long-term strategic initiatives. The Long Range Planning Committee did not meet in fiscal 2002.

     During the last fiscal year, each of the directors attended
75% or more of all meetings of the Board and its Committees on which the director served.

                     Audit Committee Report
                     ----------------------

     With respect to the Company's fiscal year ended September 30, 2002, the Audit Committee of the Board of Directors (1) has reviewed and discussed the Company's audited financial statements for fiscal 2002 with management; (2) has discussed with Deloitte & Touche LLP any matters required of auditors to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (relating to additional information from the auditor regarding the scope and results of the audit); (3) has received written disclosures and a letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 and has discussed with representatives of Deloitte & Touche LLP their independence; and (4) based on the foregoing review and discussions, recommended to the Board of Directors that the Company's fiscal 2002 audited financial statements be included in the Company's annual report on Form 10-K. On December 4, 2002, the Audit Committee adopted a new Audit Committee Charter, a copy of which is attached hereto as Appendix B.

Submitted by:			G. Kennedy Thompson, Chairman
				A. R. Carpenter
				J. Dix Druce Jr.

				Members of the Audit Committee

                	Executive Compensation
			----------------------

Summary Compensation Table
--------------------------

     The following table sets forth information concerning the compensation of our Chief Executive Officer and our other five most highly compensated executive officers who served in such capacities during the fiscal year ended September 30, 2002:

                         Annual Compensation
   			 -------------------

					  Long Term    All
					    Com-      Other
					  pensation   Compen-
Name and Principal	Salary	  Bonus    Options    sation
   Position        Year	($)(1) 	  ($)(1)    #	    ($) (2)
------------------ ---- ------    ------  --------- ----------
John D. Baker II   2002	548,000	 446,000   15,000    26,762(2)(3)
 President and	   2001	492,500	 270,000   13,125    24,708(3)
 Chief Executive   2000	460,000	 206,800     -       26,605(3)
 Officer

Edward L. Baker	   2002	485,500	 256,500   15,000    26,449(2)(4)
 Chairman of the   2001	471,250	 256,500   13,125    33,603(4)
 Board	           2000	452,500  202,400     -       35,005(4)

John D.
 Milton Jr.(5)	   2002	401,989	 216,000   12,500     4,884
 Executive Vice    2001 281,250	 202,500   75,000       -
 President,
 Treasurer &
 Chief Financial
 Officer

C. J. Shepherdson  2002	307,750	 100,277    4,200     6,869(2)
 Vice President	   2001	295,000	 147,500    6,300    13,168
	           2000	293,750	 147,500     -       13,678

Clarron E.
 Render Jr.	   2002	252,950	  59,359   10,000     7,512(2)
 Vice President	   2001	232,500	 117,500    6,300    13,168
	           2000	221,250	 112,500     -       13,678

Thompson S.
 Baker II	   2002	269,250	 110,505   10,000     5,250
 Vice President	   2001	236,250	  87,500    6,300    13,168
	           2000	221,250	 110,250     -       13,628


(1)	Includes amounts deferred under the Company's Profit
        Sharing and Deferred Earnings Plan. Bonuses are accrued in the year earned and paid in the following year.

(2) 	The amounts shown in the column for 2002 include the
	Company's limited matching contribution under the Employee Stock Purchase Plan of $720 each for Edward L. Baker, John
	D. Milton Jr., C. J. Shepherdson and Clarron E. Render Jr.; the Company's matching contributions to the Profit Sharing and Deferred Earnings Plan of $5,250 each for Edward L. Baker, John D. Baker II and Thompson S. Baker II, Clarron E. Render Jr. and C. J. Shepherdson and
	$4,164 for John D. Milton Jr.; and reimbursement of uninsured medical expenses of $2,456 for John D. Baker
	II, $940 for Edward L. Baker, $899 for C. J. Shepherdson, $1,542 for Clarron E. Render Jr. and $1,710 for Thompson
	S. Baker II.

(3)	Includes $19,056 in 2002 (paid before July 30, 2002),
	$11,540 in 2001 and $11,927 in 2002, the present value of the benefit of a split-dollar premium paid during the fiscal year.

(4) 	Includes $19,539 in 2002 (paid before July 30, 2002),
	$20,435 in 2001, and $21,237 in 2000, the present value of the benefit of a split-dollar premium paid during the fiscal year.

(5)	John D. Milton Jr. joined the Company in January, 2001.

Option Grants in the Last Fiscal Year (1)
-----------------------------------------

						                 Grant
                      Individual Grants			      Date Value
		      -----------------                       ----------

			      Percent of
				total
			       options
                Number of	 SARs
                Securities     granted    Exercise
                Underlying       to         or
		  Options     employees    base               Grant Date
		   /SARs      in fiscal    price  Expiration   Present
     Name        granted(#)      year     ($/sh)    Date (2)  Value $ (3)
     ----       -----------   ---------   ------- ----------  -----------
John D. Baker II    15,000      5.7%      $32.10   12/5/11    $195.750

Edward L. Baker     15,000	5.7%	  $32.10   12/5/11    $195,750

John D. Milton Jr.  12,500      4.7%	  $32.10   12/5/11    $163,125

C. J. Shepherdson    4,200	1.6%	  $32.10   12/5/11    $ 54,810


				16

Clarron E. Render   10,000	3.8%	  $32.10   12/5/11    $130,500
  Jr.

Thompson S. Baker   10,000	3.8%	  $32.10   12/5/11    $130,500
  II


  (1)	All information in this table relates to nonqualified stock
	options. The Company has not granted any incentive stock options or stock appreciation rights ("SARs").

  (2) 	Options become exercisable in five equal installments each
	year beginning on the first anniversary of the grant date.

  (3)	This estimate is determined using the Black-Scholes model.
	This model was developed to estimate the fair value of traded options, which have different characteristics than employee stock options, and changes to the subjective assumptions used in the model can result in materially different fair value estimates. This hypothetical value is based on the following assumptions: an exercise price equal to the market value on day of grant; estimated dividend yield of 1.1%; expected volatility of 34.9%; risk-free interest rate of 4.7%; and expected lives of 7 years.


Option Exercises and Year End Values
------------------------------------

     The following table shows information with respect to stock options exercised during the fiscal year ended September 30, 2002 and the number and value of unexercised options held by each executive officer named in the Summary Compensation Table.


				      Number of Unexercised  Value of Unexercised
					  Options at         In-The Money Options
				       September 30, 2002    at September 30, 2002
				       ------------------    ---------------------
                 Shares                                            (1)
               Acquired on     Value   Exercis- Unexercis-   Exercis-  Unexercis-
     Name      Exercise (1)  Realized   able #    able #     able $     able $
     ----      -----------   --------   -------   -------    -------    ---------
John D. 	  -             -      152,625    25,500     2,963,548   80,693
  Baker II

Edward L.       135,000     $4,471,857 152,625    25,500     2,963,548   80,693
  Baker

John D.		  -             -       15,000    72,500        99,650  398,600
  Milton Jr.

C.J. 		 24,000	    $  702,600  46,260     9,240       892,696   38,732
 Shepherdson

Clarron E.	 25,500     $  848,633  46,260    15,040       892,696   38,732
 Render Jr.


				17

Thompson S.	 36,000     $1,116,653  10,260    15,040       186,286   39,732
 Baker II


(1)	The closing price of the Company's common stock on the New
	York Stock Exchange composite transactions on September 30, 2002 (the last trading day in fiscal 2002) of $30.56 less the exercise price, was used in calculating the value of unexercised and exercisable options.

Pension Plan
------------

     We have a Management Security Plan (the "MSP Plan") for certain officers, including directors who are officers, and certain key employees. Benefit levels have been established on the basis of base compensation. The MSP Plan provides that in the event a participant dies prior to his retirement his beneficiary will receive twice the amount of such participant's benefit level in monthly payments for a period of 12 months and thereafter the benefit level in monthly payments for the next 168 months or until such time as such participant would have reached age 65, whichever is later. Upon reaching normal retirement age, a participant is entitled to receive twice the amount of his benefit level in equal monthly payments for 12 months and thereafter, until his death, the benefit level in monthly payments. If a participant dies after his retirement, his beneficiary, if any, will receive such participant's benefit for a period of 15 years from the date of the participant's retirement or until the death of the beneficiary, whichever occurs first. The annual retirement benefit levels in effect at September 30, 2002 for the executive officers named above participating in the MSP Plan were:

	John D. Baker II		$250,000
	Edward L. Baker			$237,500
	C. J. Shepherdson		$147,500
	Thompson S. Baker II		$120,000
	Clarron E. Render Jr.		$117,500

In addition to amounts stated in the above table, the Company has entered into a retirement benefit contract with C. J. Shepherdson which provides for annual retirement benefits of $20,000 payable to Mr. Shepherdson or his spouse until the death of the survivor.

		COMPENSATION COMMITTEE REPORT
		-----------------------------

     The Compensation Committee of the Board of Directors (the "Committee") determines the compensation of our Chief Executive Officer and reviews and approves compensation of other officers and members of management reaching a salary level established by the Board. In addition, the Committee administers our stock option plans, subject to control of the Board, and the Management Incentive Compensation ("MIC") program. The full Board ratifies the recommendations of the Committee. Effective December 4, 2002, the Board of Directors has vested sole authority to administer the 2000 Stock Plan in the Compensation Committee.

     On December 4, 2002, the Compensation Committee adopted a new Compensation Committee Charter. Under the new Charter, the principal function of the Compensation Committee is to (1) discharge the responsibilities of the Board of Directors relating to the compensation of the Committee and executive officers, and

(2) prepare an annual report on executive compensation to be included in the Company's proxy statement.

     The Committee's goals are to develop and maintain executive compensation programs that preserve and enhance shareholder value. Under the direction of the Committee, management has developed a compensation structure designed to compensate fairly executives for their performance and contribution to the Company, to attract and retain skilled and experienced personnel, to reward superior performance and to align executive and shareholder long-term interests.

     Base salary levels for executives are established taking into consideration business conditions, the Company's size and performance and peer group and industry compensation levels. The Committee carefully analyzes the compensation paid to executives of the Company's peer companies used in preparing the Shareholder Return Performance Graph, compares the financial and shareholder return performance of the peer companies to the Company's performance, and subjectively determines a reasonable salary for the executive considering this information as well as the executive's performance and responsibilities in achieving the Board's strategic goals.

     In setting the Chief Executive Officer's salary of $548,000 for fiscal 2002, the Committee specifically considered, without applying any particular weighting, the compensation paid to the chief executive officers of the peer companies, the relative size of the peer companies and the Company, the Company's performance in terms of stock price and key financial indices compared to these same measures for its peers, the Chief Executive Officer's extensive industry knowledge, and the performance goals established by the Board for the Chief Executive Officer.

     The MIC program provides officers and key employees an opportunity for annual incentive compensation. The program provides an annual cash bonus as a financial incentive to participants who achieve their business unit's and the Company's goals and objectives. Profit levels are set for various segments of the business. Depending on the level of profitability obtained, an individual may become eligible for a bonus equal to a certain percentage of his year end base salary ranging up to a maximum of 255% of base salary for the Chief Executive Officer, a maximum of 170% of the base salary for the Chairman and Chief Financial Officer and a maximum of 85% of base salary for other senior executives. However, that bonus may then be adjusted down based on the degree by which the individual accomplishes his individual goals and objectives for the year. The total amount of the MIC program for the entire Company in any year is limited to 15% of consolidated income before income taxes. At the beginning of each year, after taking into consideration the outlook for the general economy, the construction materials industry, the Company's markets, prior year performance and the budget for the upcoming year, the Committee approves target levels of return-on-capital-employed for the senior executive officers.

     For fiscal 2002, based on the Company's actual performance when compared to the return-on-capital-employed target established by the Committee at the beginning of the year, the Company's Chief Executive Officer was awarded a cash bonus under the MIC program of $446,000.

     The Committee believes that long-term compensation in the form of stock options is critical in motivating and rewarding the creation of long-term shareholder value by linking the compensation provided to officers and other key management personnel with gains realized by the shareholders. In addition, the vesting periods associated with stock options encourage this key group to continue in the employ of the Company. All options granted have been granted at an option price equal to the fair market value of the Company's common stock on the date of grant.
 In subjectively determining the number of options to be granted to an individual, including the Chief Executive Officer, the Committee takes into account the cost to exercise the option and the individual's relative base salary, scope of responsibility, ability to affect profits and value to the Company and the levels of stock option awards granted to executives in comparable positions with the peer companies.

     In December 2002, the Committee granted the Chief Executive Officer options to purchase 15,000 shares of common stock at an exercise price equal to the fair market value on the date of grant. In establishing this option grant, in addition to considering the factors described in the preceding paragraph, the Committee also considered the number of options currently held by the Chief Executive Officer, the level of options granted to him in prior years, the level of stock option grants awarded to the chief executive officers of the peer companies and the Company's relative size, quantitative performance and strategic goals compared to the peer companies. No particular weighting was applied to any of these factors.

Submitted by:		Luke E. Fichthorn III, Chairman
        		Martin E. Stein Jr.
         		Tillie K. Fowler
                      Members of the Compensation Committee

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Audit Committee Report and Compensation Committee Report and the Shareholder Return Performance that follows shall not be incorporated by reference into any such filings.

       Compensation Committee Interlocks and Insider Participation
       -----------------------------------------------------------

     One member of the Compensation Committee, Mr. Fichthorn, is among the six directors of the Company who are also directors of Patriot Transportation Holding, Inc. ("Patriot"). The other five directors of both Patriot and the Company who are not members of the Compensation Committee are Edward L. Baker, John D. Baker II, Thompson S. Baker II, Martin E. Stein Jr. and Francis X. Knott. Mr. Knott, who is not standing for re-election to the Company's board, is continuing as a member of the Patriot board. The six directors own approximately 45.8% of the stock of Patriot and 27.9% of the stock of the Company. Accordingly, the Bakers, who own approximately 27.3% of the stock of the Company and 44.8% of the stock of Patriot, may be considered to be control persons of both the Company and Patriot.

     Mr. A. R. Carpenter, who is a director, also serves as a member of the Compensation Committee of the Board of Directors of Regency Centers Corporation and Stein Mart, Inc. Mr. Martin E. Stein Jr., a director who is also a director of Patriot and of Stein Mart, Inc., is a director, Chairman and Chief Executive Officer of Regency Centers Corporation.

     There were no other interlocks of executive officers or board members of the Company serving on the compensation or equivalent committee of another entity which has any director or executive officer serving on the Compensation Committee, other committees or Board of Directors of the Company.

          CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
          ----------------------------------------------

     The Company and Patriot routinely are engaged in business together through the hauling by Patriot of petroleum products and other products for the Company and the leasing to the Company of construction aggregates mining and other properties. Patriot has numerous petroleum hauling competitors at all terminal and plant sites and the rates charged are, accordingly, established by competitive conditions. The Company paid rents, royalties construction, management services, and transportation charges to subsidiaries of Patriot totaling $6,944,000 in 2002. Approximately 7% of Patriot's revenue was attributable to the Company during fiscal year 2002. Under an amended agreement, the Company provides certain tax, legal and administrative services to Patriot and its subsidiaries and charged Patriot $463,000 for these services in 2002.

     Mr. Fichthorn provided the Company with financial consulting and other services during fiscal 2002 for which he received
$60,000.

     In April 2002, the Company purchased for $67,000 a parcel of land in which Edward L. Baker had an undivided 12/15ths interest.

     Mr. George Hossenlopp, the Company's Vice President and the Florida Concrete Group's President, received an interest-free, relocation advance from the Company to allow him to purchase a house in Florida after being transferred by the Company from Virginia. The advance was repaid in full in November 2001.

     In the opinion of the Company, the terms, conditions, transactions and payments under the agreements with the persons described above were not less favorable to the Company than those which would have been available from unaffiliated persons.

                  Shareholder Return Performance
		  ------------------------------

     The following graph compares the performance of the Company's Common Stock to The S&P 600 Smallcap Index and a peer group of industry companies for the five-year period commencing September 30, 1997 and ending on September 30, 2002. The graph assumes that $100 was invested on September 30, 1997 in the Company's common stock and in each of the indices and assumes the reinvestment of dividends. The Peer Group consists of the following companies: Florida Rock Industries, Inc., Lafarge Corporation, Martin Marietta Materials, Inc., Texas Industries, Inc. and Vulcan Materials Company.

			     [GRAPH]

			1997	1998	1999	2000	2001	2002
			----    ----    ----    ----    ----    ----
Florida Rock		 100   83.97    119.97  136.70  165.88  162.39

S&P 600 Index		 100   81.33     95.59  118.70  106.10  104.20

Peer Group		 100  102.96    114.66  111.04  129.45  112.08



	COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
	---------------------------------------------------

     The following table and notes set forth the beneficial ownership of our common stock by each person known by us to own beneficially more than 5% of the common stock of the Company.


  NAME AND ADDRESS       AMOUNT AND NATURE	       PERCENT
OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP	       OF CLASS
-------------------     --------------------           --------
Baker Holdings, LP 	   5,622,258 (1)         	 19.7%
Edward L. Baker 	     708,312 (1)	          2.4%
John D. Baker II           1,498,147 (1)		  5.2%
 P.O. Box 4667
Jacksonville, FL 32201	   _____________		________
                           7,828,717 (1)		 27.1%

Fidelity Management &      1,388,365 (2)	         4.9%
 Research Company
Fidelity Management Trust    715,650 (2)	         2.5%
 Company
 82 Devonshire Street
 Boston, MA 02109
Fidelity International       301,600 (2)              	 1.1%
 Limited
 Pembroke Hall
 42 Crow Lane
 Hamilton, Bermuda         _____________
			   2,405,615 (2)    		 8.4%

Royce & Associates, Inc.   1,535,300 (3)	         5.4%
 1414 Avenue of the Americas
New York, NY  10019


 (1)	Baker Holdings, LP is a limited partnership in which Edward
	L. Baker and John D. Baker II are the sole shareholders of its general partner and as such have shared voting and dispositive power over the shares owned by the partnership. Through pass through entities, each of Edward L. Baker and John D. Baker II has a pecuniary interest in 1,904,085 shares. Ownership is reported as of October 31, 2002. See "Common Stock Ownership By Directors and Officers" including the notes thereunder for an aggregation and identification of these shares with other shares beneficially owned by Edward L. Baker and John D. Baker II.

 (2)	Information regarding ownership by FMR Corp. and its
	affiliates is based on information provided in a Schedule
	13G filed with the Securities Exchange Commission on February 14, 2002. Percentage calculations are based on the outstanding shares of the Company's common stock on October 31, 2002. According to that filing, (i) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. ("Fidelity"), is the beneficial owner of 1,388,365 shares of the Company's common stock; both Edward C. Johnson 3d, Chairman of FMR Corp., and Fidelity have sole power to dispose of the 1,388,365 shares, but neither FMR Corp. nor Mr. Johnson has the sole power to vote or direct the voting of the shares; (ii) Fidelity Management Trust Company ("FMTC"), a wholly-owned subsidiary of Fidelity, is the beneficial owner of 715,650 shares of the Company's common stock; Mr. Johnson, Fidelity and FMTC have sole power to dispose of and vote the 715,360 shares; and (iii) Fidelity International Limited, an affiliate of FMR Corp., is the beneficial owner of 301,600 shares and has sole power to vote and to dispose of 301,600 shares. Fidelity has sole power to vote 1,017,250 shares and sole power to dispose of 2,405,615 shares.

 (3)	Information regarding ownership by Royce & Associates, Inc.
	("Royce") is based on information provided in a Schedule 13G filed with the Securities Exchange Commission on February 7, 2002. Percentage calculations are based on the outstanding shares of the Company's common stock on October 31, 2002. Royce has sole voting and dispositive power as to the shares shown.

         	COMMON STOCK OWNERSHIP BY DIRECTORS AND OFFICERS
		------------------------------------------------

     The following table and notes set forth the beneficial ownership of our common stock by each director and each non-director named in the Summary Compensation Table and by all officers and directors of the Company as a group as of October 31, 2002 and also includes shares held under options as of October 31, 2002 that are exercisable within 60 days of that date.


   NAME OF	 	AMOUNT AND NATURE	 	PERCENT OF
BENEFICIAL OWNER	BENEFICIAL OWNERSHIP	      	 CLASS
----------------        --------------------		----------
Edward L. Baker	        4,426,485   (1)(2)(3)(4)(5)	   15.4%
John D. Baker II	3,402,232   (1)(3)(4)(5)(6)(7)     11.8
Thompson S. Baker II	   73,043   (5)(8)	     	     *
A. R. Carpenter	   	   16,681			     *
J. Dix Druce	   	    1,000			     *
Luke E. Fichthorn III	   75,664			     *
Tillie K. Fowler 	    1,684			     *
Francis X. Knott	   12,903	   		     *
John D. Milton Jr. 	   20,672			     *
Clarron E. Render Jr.	   81,214			     *
C. J. Shepherdson	  114,062	 		     *
Martin E. Stein Jr.	   81,812   (7)
G. Kennedy Thompson	    6,999			     *

All Directors and
 Officers as a group
(18 people)		8,447,772	   		   29.0%

  *Less than 1%


     The preceding table includes the following shares held under the Company's Tax Reduction Act Employee Stock Ownership Plan
("TRAESOP") as of September 30,

2002 as to which the named person has sole voting power, and shares held under options which are exercisable within 60 days of October 31, 2002.


			SHARES UNDER TRAESOP	SHARES UNDER OPTION
			--------------------	-------------------
Edward L. Baker	      		19,090	    		158,250
John D. Baker II	        11,653	 		158,250
Thompson S. Baker II	            92	  	         13,520
John D. Milton Jr.	           -0-	     		 17,500
Clarron E. Render Jr. 	        10,374	                 49,520
C.J. Shepherdson	        15,764	                 48,360
All directors and
officers as a group	        57,586	                544,800


(1)	Includes out of the 5,622,258 shares owned directly by Baker
	Holdings, LP, as to which Edward L. Baker and John D. Baker II, have shared voting and shared dispositive powers, for Edward L. Baker, 1,904,085 shares as to which he has a pecuniary interest and an additional 1,814,088 shares in which another person has a pecuniary interest, which 3,718,173 shares are excluded from those shown by John D. Baker II; the remaining 1,904,085 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John D. Baker II.

(2)	Includes 281,350 shares held in the Edward L. Baker Living
	Trust; 21,589 shares held directly by Edward L. Baker; 1,344 shares in the Employee Stock Purchase Plan of the Company; 47,420 shares in the Profit Sharing and Deferred Earnings Plan of the Company; and 6,046 shares held by the wife of Edward L. Baker as to which he disclaims any beneficial interest.

(3)	Includes for Edward L. Baker 171,495 shares held in trust
	for the benefit of children of John D. Baker II, which shares are excluded from those shown for John D. Baker II and as to which each of Edward L. Baker and John D. Baker II disclaim any beneficial interest.

(4)	Includes out of the 2,592 shares held by the Thompson S.
	Baker Living Trust, as to which Edward L. Baker and John D. Baker II have shared voting and shared dispositive powers, for Edward Baker 864 shares as to which he has a pecuniary interest and an additional 864 shares in which another person has a pecuniary interest, which 1,728 shares are excluded from those shown for John D. Baker II; the remaining 864 shares in which John D. Baker II has a pecuniary interest are included in the shares shown for John
	D. Baker II.

(5)	Edward L. Baker, John D. Baker II and Thompson S. Baker II
	may be considered to be control persons of the Company.

(6)	Includes 1,304,373 shares held by the John D. Baker II
	Living Trust; and 23,007 shares owned by his spouse as to which John D. Baker II disclaims any beneficial interest. The amounts shown do not include 60,000 shares held in the John D. Baker Irrevocable Trust #1 for which an independent trustee has voting and dispositive power as to which John D. Baker II disclaims any beneficial interest.

(7)	Regency Square II, a Florida general partnership, owns
	81,000 shares of the Company. Martin E. Stein Jr., as a partner, holds a 2.5248% interest in the partnership. Trust B under the will of Martin E. Stein, deceased, as a general partner, holds a 46.21% interest in the partnership. John
	D. Baker II is a co-trustee of the trust and as such has a one-third shared voting and dispositive power as to the trust. Martin E. Stein Jr. has a beneficial interest in the trust, and, together with his two brothers, acting jointly as co-trustees, has a one-third shared voting and dispositive power as to the trust. The partnership's shares in the

	Company are excluded in the above table for John D.
	Baker II, who disclaims any pecuniary or other beneficial interest in such shares, but are included in the total shown for Mr. Stein Jr.

(8)	Includes 3,648 shares owned by the wife and three minor
	children of Thompson S. Baker II, as to which Thompson S.
	Baker II disclaims any beneficial interest.

	                   INDEPENDENT AUDITORS
			   --------------------

     The Audit Committee has selected Deloitte & Touche LLP as independent certified public accountants to examine the consolidated financial statements of the Company for fiscal 2003. Representatives of Deloitte & Touche LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     In addition, the Audit Committee has selected Ernst & Young to provide assistance and expertise to the Company's Internal
Audit Department in their audit of the Company's Information
Technology Department.

Audit Fees:

The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements for fiscal 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for fiscal 2002 by Deloitte & Touche were $134,277.

Financial Information System Design and Implementation Fees:

No fees were billed for professional services rendered in fiscal
2002 for financial information systems design and implementation.

All Other Fees:

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for fiscal 2002 other than for the services described in the preceding two paragraphs were $138,181. The Audit Committee of the Board of Directors has considered whether the provision of these services is compatible with maintaining the independence of Deloitte & Touche LLP.

   			SHAREHOLDER PROPOSALS
			---------------------

     Proposals of shareholders intended to be included in the Company's proxy statement and form of proxy relating to the annual meeting of shareholders to be held in early 2004 must be delivered in writing to the principal executive offices of the Company no later than August 25, 2003. The inclusion of any proposal will be subject to the applicable rules of the Securities and Exchange Commission.

     Except for shareholder proposals to be included in the Company's proxy materials, the deadline for nominations for director submitted by a shareholder is forty days before the next annual meeting, and for other shareholder proposals is November 8, 2003. Proposals must be sent to the Secretary of the Company at our principal executive offices. Any notice from a shareholder nominating a person as director must include certain additional information as specified in our Restated Articles.

     The Company may solicit proxies in connection with next year's annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Company does not receive notice by November 8, 2003.

      SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      -------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and beneficial owners of 10% or more of the Company's outstanding common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission, The New York Stock Exchange and the Company. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes all persons subject to these reporting requirements filed the required reports on a timely basis, except for one report for one transaction each filed late on behalf of Edward L. Baker, J. Dix Druce Jr., George
Hossenlopp and Wallace A. Patzke Jr.

                        COST OF SOLICITATION
			--------------------

     We are paying cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will reimburse brokers and nominees their reasonable expenses for sending proxy material to principals and obtaining their proxies. In addition to solicitation by mail, proxies may be solicited in person or by telephone or other electronic means by our directors, officers and other employees.

		   	  OTHER MATTERS
			  -------------

     The Board of Directors does not know of any other matters to come before the meeting. However, if any other matters come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy in respect of any such matters in accordance with their best judgment pursuant to the discretionary authority conferred thereby.

            DELIVERY TO SECURITY HOLDERS SHARING ADDRESS
	    --------------------------------------------

     The Company is delivering only one proxy statement to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders. If you are a security holder residing at a shared address and would like to request an additional copy of the proxy statement (or to request to receive only one copy of the proxy statement if you are currently receiving multiple copies), please send your request to John D. Milton Jr., 155 East 21st Street, Jacksonville, Florida 32206-2104, or call (904) 355-1781.

                                BY ORDER OF THE BOARD OF DIRECTORS

December 23, 2002	             Dennis D. Frick
                                       Secretary


               PLEASE RETURN THE ENCLOSED FORM OF PROXY,
              DATED AND SIGNED, IN THE ENCLOSED ADDRESSED
	          ENVELOPE, WHICH REQUIRES NO POSTAGE.


SHAREHOLDERS MAY RECEIVE WITHOUT CHARGE A COPY OF FLORIDA ROCK INDUSTRIES, INC.'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES BY WRITING TO THE TREASURER AT POST OFFICE BOX 4667, JACKSONVILLE, FLORIDA 32201. THIS REPORT ALSO IS AVAILABLE AT OUR WEBSITE, www.flarock.com.

				APPENDIX A
				----------


                      FLORIDA ROCK INDUSTRIES, INC.
                   AMENDED AND RESTATED 2000 STOCK PLAN
		   ------------------------------------

                                 SECTION 1
				 ---------

                            NAME AND PURPOSE
 			    ----------------

     1.1  Name. The name of the plan shall be the Florida Rock
Industries, Inc. 2000 Stock Plan (the "Plan").

     1.2. Purpose of Plan. The purpose of the Plan is to foster and promote the long-term financial success of the Company and increase stockholder value by (a) motivating superior performance by means of stock incentives, (b) encouraging and providing for the acquisition of an ownership interest in the Company by Employees and (c) enabling the Company to attract and retain the services of a management team responsible for the long-term financial success of the Company.

                                 SECTION 2
				 ---------

				DEFINITIONS
				-----------

     2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

	(a)	"Act" means the Securities Exchange Act of 1934, as
		amended.

	(b)	"Award" means any Option, Stock Appreciation Right,
		Restricted Stock, Stock Bonus, or any combination thereof granted under the Plan, including Awards combining two or more types of Awards in a single grant.

	(c) 	"Board" means the Board of Directors of the Company.

	(d) 	"Code" means the Internal Revenue Code of 1986, as
		amended.

	(e) 	"Committee" means the Compensation Committee of the
		Board.

	(f) 	"Company" means Florida Rock Industries, Inc., a
		Florida corporation (and any successor thereto) and its Subsidiaries.

	(g) 	"Director Award" means an Award other than an Incentive
		Stock Option granted to an Eligible Director.

	(h) 	"Eligible Director" means a person who is serving as a
		member of the Board and who is not an Employee.

	(i) 	"Employee" means any employee of the Company or any of
		its Subsidiaries.

	(j) 	"Fair Market Value" means, on any date, the closing
		price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such exchange (or such other system) on such date, Fair Market Value shall mean the closing price on the immediately preceding date on which Stock transactions were so reported.

	(k) 	"Option" means the right to purchase Stock at a stated
		price for a specified period of time. For purposes of the Plan, an Option may be either (i) an Incentive Stock Option within the meaning of Section 422 of the Code or (ii) a Nonstatutory Stock Option.

	(l) 	"Participant" means any Employee or Eligible Director
		designated by the Committee to participate in the Plan.

	(m) 	"Plan" means the Florida Rock Industries, Inc. 2000
		Stock Plan, as in effect from time to time.

	(n) 	"Restricted Stock" shall mean a share of Stock granted
		to a Participant subject to such restrictions as the Committee may determine.

	(o) 	"Stock" means the Common Stock of the Company, par
		value $.10 per share.

	(p) 	"Stock Appreciation Right" means the right, subject to
		such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, as determined by the Committee, equal to the excess of (i) the Fair Market Value, as of the date such Stock Appreciation Right is exercised, of the number shares of Stock covered by the Stock Appreciation Right being exercised over (ii) the aggregate exercise price of such Stock Appreciation Right.

	(q)	 "Stock Bonus" means the grant of Stock as compensation
		from the Company in lieu of cash salary or bonuses otherwise payable to the Participant and stock issued for service awards and other similar Employee recognition programs.

	(r) 	"Subsidiary" means any corporation, partnership, joint
		venture or other entity in which the Company owns, directly or indirectly, 50% or more of the voting power or of the capital interest or profits interest of such entity.

     2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

				SECTION 3
				---------

		    ELIGIBILITY AND PARTICIPATION
		    -----------------------------

     The only persons eligible to participate in the Plan shall be those Employees and Eligible Directors selected by the Committee as Participants.

				SECTION 4
				---------

			POWERS OF THE COMMITTEE
			-----------------------

     4.1 Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted, and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Awards, and for the same Participant for each Award such Participant may receive, whether or not granted at different times.

     4.2 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan in order to carry out its provisions and purposes.
Determinations, interpretations, or
other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.

				SECTION 5
				---------

			STOCK SUBJECT TO PLAN
			---------------------

     5.1 Number. Subject to the provisions of Section 5.3, the number of shares of Stock subject to Awards under the Plan may not exceed 1,825,000 shares of Stock. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock, not reserved for any other purpose

     5.2 Cancelled, Terminated, Forfeited or Surrendered Awards. Any shares of Stock subject to an Award which for any reason are cancelled, terminated or otherwise settled without the issuance of any Stock shall again be available for Awards under the Plan. In the event that any Award is exercised through the delivery of Stock or in the event that withholding tax liabilities arising from such Award are satisfied by the withholding of Stock by the Company, the number of shares available for Awards under the Plan shall be increased by the number of shares so surrendered or withheld.

     5.3 Adjustment in Capitalization. Unless the Committee shall determine otherwise, in the event of any Stock dividend or Stock split, recapitalization (including, without limitation, the payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares, or other similar corporate transaction or event, (i) the aggregate number of shares of Stock available for Awards under Section 5.1 and (ii) the number of shares and exercise price with respect to Options and the number, prices and dollar value of other Awards, shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

				SECTION 6
				---------

			      STOCK OPTIONS
			      -------------

     6.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonstatutory Stock Options. The Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant. Each Option shall be evidenced by an Option agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the exercisability (if any) of the Option in the event of death, retirement, disability or termination of employment, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, or, in the case of Incentive Stock Options, as may be required by the Code. Options may also be granted in replacement of or upon assumption of options previously issued by companies acquired by the Company by merger or stock purchase, and any options so replaced or assumed may have the same terms including exercise price as the options so replaced or assumed.

     6.2 Option Price. Nonstatutory Stock Options and Incentive
Stock Options granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the Option is granted.

     6.3 Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, subject to the Committee's right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted.

     6.4 Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that written notice of exercise be given and that the Option price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve. The Committee may, in its discretion, permit a Participant to make payment (i) by tendering, by either actual delivery of shares or by attestation, shares of Stock already owned by the Participant valued at its Fair Market Value on the date of exercise (if such Stock has been owned by the Participant for at least six months) or (ii) by electing to have the Company retain Stock which would otherwise be issued on exercise of the Option, valued at its Fair Market Value on the date of exercise. As soon as practicable after receipt of a written exercise notice and full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates representing the acquired shares of Stock. The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of stock (or a sufficient portion of the shares) acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any required tax withholding resulting from such exercise.

     6.5 Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to cause any Incentive Stock Option previously granted to fail to qualify for the Federal income tax treatment afforded under Section 421 of the Code.

				SECTION 7
				---------

			STOCK APPRECIATION RIGHTS
			-------------------------

     7.1 SAR's In Tandem with Options. Stock Appreciation Rights may be granted to Participants in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each Stock Appreciation Right shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon termination or exercise of the corresponding Option. Upon the exercise of any Stock Appreciation Right, the corresponding Option shall terminate.

     7.2 Other Stock Appreciation Rights. Stock Appreciation
Rights may also be granted to Participants separately from any Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

				SECTION 8
				---------

			    RESTRICTED STOCK
			    ----------------

     8.1 Grant of Restricted Stock. The Committee may grant Restricted Stock to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock shall be subject to such restrictions, which may relate to continued employment with the Company, performance of the Company, or other restrictions, as the Committee may determine. Each grant of Restricted Stock shall be evidenced by a written agreement setting forth the terms of such Award.

     8.2 Removal of Restrictions. The Committee may accelerate or waive such restrictions in whole or in part at any time in its discretion.
				35

				SECTION 9
				---------

			      STOCK BONUSES
			      -------------

     9.1 Grant of Stock Bonuses. The Committee may grant a Stock Bonus to a Participant at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as it shall determine. Such stock bonuses shall only be granted in lieu of cash compensation otherwise payable to an employee.

				SECTION 10
				----------

	    AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN
	    ------------------------------------------------

     10.1 General. The Board may from time to time amend, modify or terminate any or all of the provisions of the Plan, subject to the provisions of this Section. The Board may not change the Plan in a manner which would prevent outstanding Incentive Stock Options granted under the Plan from being Incentive Stock Options without the written consent of the optionees concerned. Furthermore, the Board may not make any amendment which would (i) modify the employees or class of employees eligible to participate in the Plan, (ii) increase the number of shares of Stock subject to Awards under the Plan pursuant to Section 5.1,
(iii) change the minimum exercise price for stock options as provided in Section 6.2, or (iv) extend the last date on which options may be granted, in each case without the approval of a majority of the outstanding shares of Stock entitled to vote thereon. No amendment or modification shall affect the rights of any Participant with respect to a previously granted Award, without the written consent of the Participant.

     10.2 Termination of Plan. No further Options shall be granted under the Plan subsequent to September 30, 2010, or such earlier date as may be determined by the Board.

				SECTION 11
				----------

			MISCELLANEOUS PROVISIONS
			------------------------

     11.1 Nontransferability of Awards. Except as otherwise provided by the Committee (which can not so provide with respect to an Incentive Stock Option), no Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     11.2 Beneficiary Designation. Except with respect to Incentive Stock Options, each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his death. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed in writing with the Committee. In the absence of any such designation, Awards outstanding at death may be exercised by the Participant's surviving spouse, if any, or otherwise by his estate.

     11.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

     11.4 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall impose, (i) to have shares of Stock otherwise issuable under the Plan withheld by the Company or (ii) to deliver to the Company previously acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated total federal, state and local tax obligation associated with the transaction.

     11.5 Change of Control. Unless the Committee shall determine otherwise, on the date of a Change of Control (as herein defined), all outstanding Options and Stock Appreciation Rights shall become immediately exercisable and all restrictions with respect to Restricted Stock shall lapse. Change of Control shall mean:

	(a) 	The acquisition (other than from the Company) by
		any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Act (excluding any acquisition or holding by (i) the Company or its subsidiaries; (ii) the directors of the Company as of October 4, 2000 and their respective affiliates; (iii) any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the

		Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the
		Act) of 50% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

	 (b) 	Individuals who, as of the date hereof, constitute
		the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for the election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

	 (c) 	Approval by the shareholders of the Company of a
		reorganization, merger or consolidation, in each case, in which the Company is not the surviving entity and with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

     11.6 Agreements with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee or its designee.

     11.7 Company Intent. The Company intends that the Plan comply in all respects with Rule 16b-3 under the Act, and any ambiguities or inconsistencies in the construction of the Plan shall be interpreted to give effect to such intention.

     11.8 Requirements of Law. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required.

     11.9 Effective Date. The Plan became effective upon its adoption by the Board on December 6, 2000 (followed by approval by the Company's shareholders at the 2001 annual shareholders' meeting) except that the increase in the number of shares to 1,725,000 in Section 5.1 hereto shall become effective upon approval by the Company's shareholders at the 2003 annual shareholders meeting.

     11.10 Governing Law. The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

				APPENDIX B
				----------

		 	FLORIDA ROCK INDUSTRIES, INC.
			   AUDIT COMMITTEE CHARTER
			-----------------------------

Purpose
-------

The Audit Committee is appointed by the Board to assist Board oversight of (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the
"Commission") to be included in the Company's annual proxy statement.

Committee Membership
--------------------

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange,
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Commission, as in effect from time to time.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate
Governance Committee. Audit Committee members may be replaced by the Board.

Meetings
--------

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Committee Authority and Responsibilities
----------------------------------------

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters
------------------------------------------

1.	Review and discuss with management and the independent
	auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. 	Review and discuss with management and the independent
	auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

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

3. 	Discuss with management and the independent auditor
	significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. 	Review and discuss quarterly reports from the independent
	auditors on:

	(a)	All critical accounting policies and practices to be
		used.

	(b) 	All alternative treatments of financial information
		within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

	(c) 	Other material written communications between the
		independent auditor and management, such as any management letter or schedule of unadjusted differences.

5. 	Discuss with management the Company's earnings press
	releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6. 	Discuss with management and the independent auditor the
	effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

7. 	Discuss with management the Company's risk assessment and
	risk management policies.

8. 	Discuss with the independent auditor the matters required to
	be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

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

9. 	Review disclosures made to the Audit Committee by the
	Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent
Auditor
------------------------------------------------------------

10. 	Obtain and review a report from the independent auditor at
	least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11. 	Ensure the rotation of the lead (or coordinating) audit
	partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. 	Recommend to the Board policies for the Company's hiring of
	employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Compliance Oversight Responsibilities
-------------------------------------

13. 	Obtain from the independent auditor assurance that Section
	10A(b) of the Exchange Act has not been implicated.

14. 	Establish procedures for the receipt, retention and
	treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the

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

	confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Internal Audit Plan
-------------------

15. 	Review and approve on an annual basis the internal audit
	plan for the Company's Internal Audit Department.

Limitation of Audit Committee's Role
------------------------------------

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.


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			FLORIDA ROCK INDUSTRIES, INC.
	            PROXY SOLICITED BY BOARD OF DIRECTORS

 FOR THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR FEBRUARY 5, 2003

	The undersigned hereby appoints Edward L. Baker and John D. Baker II, or either of them, the attorneys, agents and proxies of the undersigned with full power of substitution to vote all the shares of common stock of Florida Rock Industries, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the general offices of the Company, 155 East 21st Street, Jacksonville, Florida on February 5, 2003 at 9 o'clock in the morning, and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present. Without limiting the general authorization and power hereby given, the above proxies are directed to vote as instructed on the matters below:

1.	The election of four directors to serve for a term of three
	years.

	/ /  FOR the nominees listed	/  /  WITHHOLD AUTHORITY
     	     below (except as marked	      to vote for all nominees
	     to the contrary below)	      listed below

	Edward L. Baker, J. Dix Druce Jr., John D. Milton Jr. and
	Martin E. Stein Jr. are the nominees for a term of three years.


	To withhold authority to vote for any individual nominee, write that nominee's name in the space provided.

	_________________________________________________________________



2. 	To act upon a proposal to amend the Company's 2000 Stock
	Plan by increasing the authorized shares that may be issued thereunder by 700,000.

	/ /  FOR		/  / AGAINST           / / ABSTAIN



3.	To transact such other business as may properly come before
	the meeting or any adjournments thereof.

		(Continued and to be signed on other side)
	- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

	Shares represented by properly executed and returned proxies will be voted at the meeting in accordance with the directions of the undersigned shareholder, or, if no directions are indicated, will be voted in favor of the election of the nominees proposed in this proxy statement and, if any other matters properly come before the meeting, in accordance with the best judgment of the persons designated as proxies.

	The undersigned hereby revokes any proxy heretofore given with respect to said stock, acknowledges receipt of the Notice and the Proxy Statement for the meeting accompanying this proxy, each dated December 23, 2002 and authorizes and confirms all that the said proxies or their substitutes, or any of them, may do by virtue hereof.

			Dated:_______________________________________

		  ____________________________________________________

        Signature ____________________________________________________

Signature if Held Jointly ____________________________________________

				IMPORTANT:  Please date this proxy
				and sign exactly as your name or
				names appear(s) hereon.  If the
				stock is held jointly, signatures
				should include both names.
				Personal representatives, trustees,
				guardians and others signing in a
				representative capacity should give
				full title.  If you attend the
				meeting you may, if you wish,
				withdraw your proxy and vote in
				person.



             PLEASE RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE








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